SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 2003


                            SILVERADO FINANCIAL, INC.
                         (Formerly Rhombic Corporation)
             (Exact name of registrant as specified in its charter)


           Nevada                      000-31079                 77-0140428
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                       1475 South Bascom Avenue, Suite 210
                           Campbell, California 95008
                    (Address of principal executive offices)

                                 (408) 371-2301
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

1. A majority of the shareholders of record on February 10, 2003 voted to amend the Articles of Incorporation of the Registrant to change the name of the Company to Silverado Financial, Inc. and to change the authorized common shares to 100,000,000 and the authorized preferred shares to 5,000,000 as described in an information statement filed on Form 14C with the Securities and Exchange Commission on February 11, 2003 (see Exhibit 3). The Registrant filed with the Secretary of State of Nevada a Certificate of Amended Articles of Incorporation on March 21, 2003 which is filed herein as Exhibit 1.

2. The Registrant has confirmed with the NASDAQ that at the beginning of buisiness on April 29, 2003 they will decrease the number of authorized shares of the corporation's $0.001 par value common stock from 100,000,000 shares to 20,000,000 shares and authorized number of preferred shares from 5,000,000 to 1,000,000 and correspondingly decrease the number of issued and outstanding shares of such class held by each common stockholder. The Registrant filed with the Secretary of State of Nevada a Certificate of Change in Number of Authorized Shares of Common and Preferred Stock on April 8th, 2003 which is filed herein as
Exhibit 2.

ITEM 7: EXHIBITS

(1)  Certificate of Amendment of Articles of Incorporation filed March 21, 2003.

(2) Certificate of Change in Number of Authorized Shares of Common and Preferred Stock filed April 8th, 2003

(3) Definitive Form 14C filed with the Securities and Exchange Commission on February 11, 2003, incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SILVERADO FINANCIAL, INC.
                           (Formerly Rhombic Corporation)

Date: April 24, 2003



By: /s/ Albert Golusin
   ------------------------------
   Albert Golusin, Secretary